UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

HUNTINGTON STRATEGY SHARES

(Exact name of registrant as specified in charter)

2960 NORTH MERIDIAN STREET,

SUITE 300, INDIANPOLIS, IN 46208

(Address of principal executive offices) (Zip code)

CITI FUND SERVICES OHIO, INC.,

3435 STELZER ROAD, COLUMBUS, OHIO 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

A Message from the

Chief Investment Officer and

Annual Shareholder Report

APRIL 30, 2013

Message from the Chief Investment Officer

Dear Shareholder:

Despite many economic, political, international, earnings and market concerns during 2012 and into 2013, virtually all of the equity markets produced attractive returns for the period March 31, 2012 to March 31, 2013. Buoyed by a continuation of Federal Reserve (“Fed”) bond buying programs and global central banks providing excess liquidity, investors were encouraged by the flood of capital provided to the economic system. Middle and small capitalized companies led the performance derby with returns of 18.2% and 16.6%, as represented by the Standard & Poor’s MidCap 400 Index (“S&P 400”)1 and the Standard & Poor’s Small Cap 600 Index (“S&P 600”)2, respectively for the period ended March 31, 2013. The large caps, as represented by the Dow Jones Industrial Average3 and Standard & Poor’s 500 Index (“S&P 500”)4, were also up 13.4% and 14.0%, respectively for the period ended March 31, 2013. Even the international markets provided investors with a strong rebound from the dismal double digit declines that occurred during 2011.

In 2012, Huntington Asset Advisors (“HAA”) decided to offer our innovative investment strategies to investors through actively managed exchange-traded funds (“ETFs”). In the summer of 2012, we introduced the Huntington Strategy Shares. The Huntington EcoLogical Strategy ETF (HECO) and the Huntington US Equity Rotation Strategy ETF (HUSE) joined only 36 actively traded exchange-traded funds. Both were listed, and are actively trading, on the New York Stock Exchange.

Unlike most ETFs in the marketplace, the Huntington Strategy Shares actively manage and trade investments, which means we continually review and make decisions about the companies and sectors that we invest in, not just match the index. We leverage our top-down investment approach and the expertise of our experienced investment management team. The benefits of active management, coupled with the structural benefits of an ETF, have the potential to provide alpha5 along with liquidity and portfolio transparency. Our managers seek to expose market inefficiencies and make tactical adjustments to their holdings in an effort to enhance returns and lower overall portfolio risk. The Annual Shareholder Report includes our Management’s Discussion of Fund Performance for both HUSE and HECO for the fiscal year ended April 30, 2013.

The most significant investment event during 2012 was the Presidential election in November. Virtually all investment strategies were based on who would win the White House. HAA developed two separate strategies based upon the eventual outcome. We believed that certain sectors would perform differently under the policies of the two candidates. Upon confirmation of the election results, HAA moved quickly in both funds to implement our predetermined strategy. Our strategy included reducing betas6 and emphasizing certain industries that would be favored under the Obama administration. Expectations regarding the tax policies associated with capital gains and dividends that had been espoused by President Obama, ultimately were muted in the fiscal cliff negotiations. Those tax policies may carry positive momentum for investors in 2013 and beyond.

One of the longer term strategies that HAA employed during the year was to emphasize the agribusiness sector. With strong back-to-back years in farm, income and the dramatic and growing international demand for food, our analysts looked into a variety of avenues to uncover opportunities. The traditional approach would be to invest in farm equipment, fertilizers and seed companies. We looked deeper into the periphery of agribusiness that included investments in rural retail establishments, irrigation and flow control devices, transportation equipment and catalogue companies that cater to outdoor life. We firmly believe that this strategy has longer term positive investment implications that can be implemented irrespective of Fed policy, economic issues and regulatory initiatives.

There are two major pieces of legislation that will start to have significant implications on the economy and the markets in 2013. With the drafting of Dodd-Frank provisions and the implementation of the new Patient Protection and the Affordable Care Act in 2014, there will be new costs and regulations impacting critical aspects of the economy. Just as the passage of Sarbanes Oxley created ripples in the markets ten years ago, the banking and healthcare bills will need to be sorted out by investors. One accompaniment of the Dodd-Frank legislation should be an increase in merger and acquisition activities as smaller financial firms seek to cover costs by adding economies of scale. This was consistent with the experience of Sarbanes-Oxley Act as many firms merged, went private or sold out. The year following the passage of Sarbanes Oxley saw fewer publically traded companies than the year before, as many firms merged with significant premiums to previous valuations. This could be an interesting opportunity for 2013 strategies if past is prologue.

Message from the Chief Investment Officer

Message from the Chief Investment Officer (Continued)

As always, the managers of the Huntington Strategy Shares ETFs seek to control risk, while providing opportunities to add value to our shareholders. We conduct our efforts with the highest level of attention to the disciplines we have employed for several decades. We appreciate your confidence and your continued support.

Sincerely,

B. Randolph Bateman

Chief Investment Officer

Huntington Asset Advisors, Inc.

(1)	The S&P 400 is a capitalization-weighted index of common stocks representing the mid-range sector of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 600 is a capitalization-weighted index which generally represents all major industries in the small cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and NASDAQ.

(4)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(5)	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

(6)	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

This material represents the manager’s assessment of the Fund and market environment at a specific time and should not be relied upon by the reader as research, tax or investment advice.

Neither Huntington Asset Advisors or SEI provide tax advice. Please note that i) any discussion of U.S. tax matters contained in this communication cannot be used for the purpose of avoiding tax penalties; ii) this communication was written to support the promotion or marketing of the matters addressed herein; and iii) you should seek advice based on your particular circumstances from an independent tax advisor.

Message from the Chief Investment Officer

Annual Shareholder Report

HUNTINGTON STRATEGY SHARES

Huntington US Equity Rotation Strategy ETF

Huntington EcoLogical Strategy ETF

Management’s Discussion of Fund Performance	April 30, 2013

Huntington US Equity Rotation Strategy ETF

Management’s Discussion of Fund Performance

ETF Managers: Paul Koscik, JD

Vice President and Senior Fund Manager

Martina Cheung, CFA and CMT

Vice President and Fund Manager

For the fiscal year ended April 30, 2013, the US Equity Rotation Strategy ETF (HUSE) generated a positive return of 19.11% at Net Asset Value since its inception on July 23, 2012. This compared to a return of 20.90% for the Standard & Poor’s Composite 1500 Index (S&P 1500)1, the Fund’s benchmark, for the same period.

The strategy employed by the Huntington US Equity Rotation Strategy ETF is to benchmark 70% of the portfolio to the S&P 1500 Index, while the remaining 30% is invested in the stocks of the two sectors of the S&P 1500 Index that are believed to have the best chance of outperforming the S&P 1500 Index. The ETF will take advantage of the significant volatility that exists between the different sectors of the index to potentially produce alpha.

HUSE was launched on July 23, 2012 in an environment of stock market volatility. The stock market, as measured by the Standard & Poor’s 500 Index, had been attempting to exceed its record high in 2000 for more than 12 years. Although it failed repeatedly to reach a new record high, each attempt resulted in a great deal of volatility. The ETF was launched with a strategy designed to take advantage of this volatility. The two sectors chosen to over-weight were Technology and Healthcare. Technology was over-weighted in an attempt to take advantage of the volatility, while the more defensive Healthcare sector was chosen to potentially protect the portfolio from downside risk.

This strategy worked well from the date of inception through mid-April of 2013. During that time frame, both the Technology and Healthcare holdings helped HUSE to outperform the S&P 1500 Index. Unfortunately, the last two weeks of April worked against the strategy, as investors became more bullish on the US economy and dumped the defensive healthcare stocks. The ensuing sharp two week decline in the healthcare stocks negatively impacted performance and resulted in HUSE underperforming its benchmark for the period ended April 30, 2013. Although the underperformance was unfortunate, we believe the strategy employed by the HUSE is sound and has the potential to result in outperformance over an extended period of time.

Risk Factors

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research, tax or investment advice.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

(1)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

Annual Shareholder Report

Management’s Discussion of Fund Performance (Continued)	April 30, 2013

The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Annual Shareholder Report

Management’s Discussion of Fund Performance	April 30, 2013

INVESTMENT OBJECTIVE

The Huntington US Equity Rotation Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns Since Inception	Expense Ratios (a)
	(7/23/12)	Gross	Net
US Equity Rotation Strategy ETF (HUSE) — Total Return (at Net Asset Value) (b)	19.11%	1.29%	0.95%
US Equity Rotation Strategy ETF (HUSE) — Total Return (at Market Value) (c)	19.19%	N/A	N/A
S&P 1500 Index (d)	20.90%	N/A	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Huntington US Equity Rotation Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://www.huntingtonstrategyshares.com

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated June 12, 2012. However, the Advisor has agreed to contractual waivers in effect through September 30, 2013 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2013 can be found in the financial highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

Annual Shareholder Report

Management’s Discussion of Fund Performance	April 30, 2013

Huntington EcoLogical Strategy ETF

Management’s Discussion of Fund Performance

ETF Manager: Brian Salerno, CFA

Vice President and Senior Portfolio Manager

For the fiscal year ended April 30, 2013, Huntington EcoLogical Strategy (HECO) generated a positive return of 18.27% at Net Asset Value since its inception on June 18, 2012. This compared to a return of 23.38% for the MSCI KLD 400 Social Index1, the Fund’s benchmark, for the same period.

Performance benefitted from a strong overall market. Notable gainers in the year were Cree Inc. (CREE), Chipotle Mexican Grill (CMG), and Mastec (MTZ). Cree’s innovative LED lighting products are finding increased demand in the marketplace. LED lights use far less energy than traditional bulbs. Chipotle is an example of an affordable luxury for a consumer. Chipotle’s healthier, higher-end fast food restaurants continue to grow in number. Mastec is well positioned for a build-out in smart infrastructure. Mastec’s engineers build and maintain gas pipelines, electricity grid transmission lines, and telecom networks.

Apple Computer (AAPL) detracted from performance in the fiscal year. The company must deliver new products once again in order to rejuvenate growth and sentiment. CH Robinson (CHRW) also detracted from performance. The company’s competitive position is currently questioned by the market. Fusion IO (FIO) underperformed during the year. We have decided to exit the position subsequent to April 30, 2013.

Sustainability and environmental stewardship continue to grow in importance across the globe. We believe that the companies in the portfolio are well positioned with regard to these growing themes. The portfolio maintains a high-quality growth bias. We tend to invest in companies that are better stewards of the environment and better stewards of capital. We believe that these policies will be rewarded over time, and may lead to higher profits and higher market share. This belief guides our investment process.

Risk Factors

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the fund to underperform other funds that do not have an ecological focus.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research, tax or investment advice.

This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

(1)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

Annual Shareholder Report

Management’s Discussion of Fund Performance (Continued)	April 30, 2013

The views expressed above are those of the Advisor as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Management’s Discussion of Fund Performance	April 30, 2013

INVESTMENT OBJECTIVE

The Huntington EcoLogical Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns Since Inception	Expense Ratios (a)
	(6/18/12)	Gross	Net
EcoLogical Strategy ETF (HECO) — Total Return (at Net Asset Value) (b)	18.27%	1.51%	0.95%
EcoLogical Strategy ETF (HECO) — Total Return (at Market Value) (c)	18.47%	N/A	N/A
MSCI KLD 400 Social Index (d)	23.38%	N/A	N/A

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Huntington EcoLogical Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://www.huntingtonstrategyshares.com

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated June 12, 2012. However, the Advisor has agreed to contractual waivers in effect through September 30, 2013 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2013 can be found in the financial highlights.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2013

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2012 and held through the period ended April 30, 2013.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 11/1/12	Actual Ending Account Value 4/30/13	Hypothetical Ending Account Value 4/30/13	Actual Expenses Paid During the Period (1)	Total Returns	Hypothetical Expenses Paid During the Period (2) (3)	Annualized Expense Ratio During Period
US Equity Rotation ETF	$1,000 .00	$1,134.00	$1,020.08	$5.03	13.40%	$4.76	0.95%
EcoLogical Strategy ETF	$1,000 .00	$1,136.80	$1,020.08	$5.03	13.68%	$4.76	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
(2)	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
(3)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	April 30, 2013

Schedule of Portfolio Investments

Share Amount		Market Value

Common Stocks (96.5%)
Aerospace & Defense (1.5%)
360	Boeing Co.	$32,907
180	General Dynamics Corp.	13,313
420	Honeywell International, Inc.	30,887
165	Lockheed Martin Corp.	16,350
150	Northrop Grumman Corp.	11,361
210	Raytheon Co.	12,890
225	Textron, Inc.	5,794
420	United Technologies Corp.	38,341
		161,843
Air Freight & Logistics (0.6%)
150	C.H. Robinson Worldwide, Inc.	8,909
165	FedEx Corp.	15,512
480	United Parcel Service, Inc., Class B	41,202
		65,623
Airlines (0.1%)
60	Allegiant Travel Co.	5,394
630	Southwest Airlines Co.	8,631
		14,025
Auto Components (0.1%)
279	Johnson Controls, Inc.	9,767
480	The Goodyear Tire & Rubber Co. †	5,998
		15,765
Automobiles (0.4%)
2,175	Ford Motor Co.	29,819
195	Harley-Davidson, Inc.	10,657
		40,476
Beverages (1.5%)
2,190	Coca-Cola Co.	92,702
105	Monster Beverage Corp. †	5,922
780	PepsiCo, Inc.	64,327
		162,951
Biotechnology (2.9%)
91	Alexion Pharmaceuticals, Inc. †	8,918
1,170	Amgen, Inc.	121,926
117	Biogen Idec, Inc. †	25,615
225	Celgene Corp. †	26,566
2,580	Gilead Sciences, Inc. †	130,651
60	Regeneron Pharmaceuticals, Inc. †	12,908
		326,584
Building Products (0.1%)
360	Masco Corp.	6,998
Capital Markets (1.9%)
195	Ameriprise Financial, Inc.	14,533
690	Bank of New York Mellon Corp.	19,472
90	BlackRock, Inc.	23,985
105	Franklin Resources, Inc.	16,239
345	Invesco, Ltd.	10,950
885	Morgan Stanley	19,603

Share Amount		Market Value

Common Stocks (continued)
Capital Markets (continued)
225	Northern Trust Corp.	$12,132
345	State Street Corp.	20,172
210	T. Rowe Price Group, Inc.	15,225
735	The Charles Schwab Corp.	12,466
285	The Goldman Sachs Group, Inc.	41,630
		206,407
Chemicals (1.6%)
120	Albemarle Corp.	7,350
60	CF Industries Holdings, Inc.	11,191
75	Cytec Industries, Inc.	5,465
495	E.I. Du Pont de Nemours & Co.	26,982
210	Ecolab, Inc.	17,770
165	Hawkins, Inc.	6,136
195	Koppers Holdings, Inc.	8,562
255	Monsanto Co.	27,239
75	PPG Industries, Inc.	11,036
150	Praxair, Inc.	17,145
615	The Dow Chemical Co.	20,855
180	The Mosaic Co.	11,086
		170,817
Commercial Banks (1.8%)
435	BB&T Corp.	13,385
735	Fifth Third Bancorp	12,517
1,020	KeyCorp	10,169
285	PNC Financial Services Group	19,346
885	Regions Financial Corp.	7,514
360	SunTrust Banks, Inc.	10,530
900	U.S. Bancorp	29,952
2,460	Wells Fargo & Co.	93,431
		196,844
Commercial Services & Supplies (0.8%)
150	ADT Corp.	6,546
420	Arbitron, Inc.	19,610
249	Cardtronics, Inc. †	6,974
780	Exlservice Holdings, Inc. †	25,444
300	Rollins, Inc.	7,296
390	Waste Management, Inc.	15,982
		81,852
Communications Equipment (2.1%)
5,895	Arris Group, Inc. †	97,326
2,565	Cisco Systems, Inc.	53,660
60	F5 Networks, Inc. †	4,586
345	Juniper Networks, Inc. †	5,710
3,360	PC-Tel, Inc.	22,411
765	Qualcomm, Inc.	47,139
		230,832
Computers & Peripherals (3.8%)
623	Apple Computer, Inc.	275,832
960	Dell, Inc.	12,864
975	EMC Corp. †	21,869

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Share Amount		Market Value

Common Stocks (continued)
Computers & Peripherals (continued)
990	Hewlett-Packard Co.	$20,394
1,380	NCR Corp. †	37,633
240	NetApp, Inc. †	8,374
225	SanDisk Corp. †	11,799
765	Seagate Technology PLC	28,076
195	Western Digital Corp.	10,780
		427,621
Construction & Engineering (0.2%)
195	Fluor Corp.	11,111
225	ITT Corp.	6,210
		17,321
Consumer Finance (0.7%)
600	American Express Co.	41,046
345	Capital One Financial Corp.	19,934
345	Discover Financial Services	15,090
		76,070
Containers & Packaging (0.2%)
165	Owens-Illinois, Inc. †	4,336
75	Rock-Tenn Co., Class A	7,510
255	Sealed Air Corp.	5,641
		17,487
Diversified Consumer Services (0.1%)
525	H & R Block, Inc.	14,564
Diversified Financial Services (2.3%)
5,415	Bank of America Corp.	66,659
360	CBOE Holdings, Inc.	13,511
1,425	Citigroup, Inc.	66,491
1,830	J.P. Morgan Chase & Co.	89,688
225	Moody’s Corp.	13,691
		250,040
Diversified Telecommunication Services (1.8%)
3,075	AT&T, Inc.	115,190
1,620	Verizon Communications, Inc.	87,334
		202,524
Electric Utilities (1.5%)
465	Edison International	25,017
1,155	El Paso Electric Co.	43,266
720	Exelon Corp.	27,007
285	NextEra Energy, Inc.	23,379
795	Southern Co.	38,343
		157,012
Electrical Equipment (0.5%)
195	Ametek, Inc.	7,938
420	Emerson Electric Co.	23,314
150	General Cable Corp. †	5,172
105	Rockwell Automation, Inc.	8,902
90	Roper Industries, Inc.	10,769
		56,095

Share Amount		Market Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components (1.5%)
495	Analogic Corp.	$39,343
900	Corning, Inc.	13,050
780	Cymer, Inc. †	81,712
1,170	Ingram Micro, Inc., Class A †	20,838
60	OSI Systems, Inc. †	3,438
270	Trimble Navigation, Ltd. †	7,760
		166,141
Energy Equipment & Services (1.0%)
270	Baker Hughes, Inc.	12,255
480	Halliburton Co.	20,530
120	Helmerich & Payne, Inc.	7,034
270	Nabors Industries, Ltd.	3,993
225	National Oilwell Varco, Inc.	14,675
645	Schlumberger, Ltd.	48,007
		106,494
Food & Staples Retailing (1.6%)
240	Costco Wholesale Corp.	26,023
675	CVS Caremark Corp.	39,272
315	J & J Snack Foods Corp.	23,631
420	Walgreen Co.	20,794
810	Wal-Mart Stores, Inc.	62,953
105	Whole Foods Market, Inc.	9,274
		181,947
Food Products (1.3%)
450	Archer-Daniels-Midland Co.	15,273
135	Green Mountain Coffee Roasters, Inc. †	7,749
510	Hillshire Brands Co.	18,314
1,065	Hormel Foods Corp.	43,952
318	Kraft Foods Group, Inc.	16,374
150	Lancaster Colony Corp.	11,840
960	Mondelez International, Inc.	30,192
		143,694
Gas Utilities (0.2%)
525	New Jersey Resources Corp.	24,780
Health Care (1.3%)
2,007	Air Methods Corp.	73,436
1,878	Haemonetics Corp. †	72,303
		145,739
Health Care Equipment & Supplies (5.6%)
1,142	Baxter International, Inc.	79,792
939	Cooper Cos., Inc.	103,665
345	Covidien PLC	22,025
1,995	CryoLife, Inc.	11,970
90	Edwards Lifesciences Corp. †	5,741
450	Hologic, Inc. †	9,167
1,338	ICU Medical, Inc. †	80,615
116	IDEXX Laboratories, Inc. †	10,203
21	Intuitive Surgical, Inc. †	10,338
1,832	Medtronic, Inc.	85,517
1,886	Neogen Corp. †	95,864
225	St. Jude Medical, Inc.	9,275

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Share Amount		Market Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
225	Stryker Corp.	$14,756
975	West Pharmaceutical Services, Inc.	62,264
345	Wex, Inc. †	26,144
		627,336
Health Care Providers & Services (4.3%)
255	Aetna, Inc.	14,647
1,875	AmerisourceBergen Corp.	101,475
795	AmSurg Corp. †	26,680
75	DaVita, Inc. †	8,899
1,157	Henry Schein, Inc. †	104,594
72	Humana, Inc.	5,336
821	McKesson Corp.	86,878
740	MWI Veterinary Supply, Inc. †	87,105
533	UnitedHealth Group, Inc.	31,943
195	WellPoint, Inc.	14,219
		481,776
Health Care Technology (0.3%)
390	Allscripts Healthcare Solutions, Inc. †	5,398
300	Cerner Corp. †	29,031
		34,429
Hotels, Restaurants & Leisure (1.3%)
15	Chipotle Mexican Grill, Inc. †	5,448
210	Marriott International, Inc., Class A	9,043
435	McDonald’s Corp.	44,431
2,100	Monarch Casino & Resort, Inc. †	27,027
360	Starbucks Corp.	21,902
150	Starwood Hotels & Resorts Worldwide, Inc.	9,678
120	Wyndham Worldwide Corp.	7,210
210	Yum! Brands, Inc.	14,305
		139,044
Household Durables (0.2%)
150	Lennar Corp., Class A	6,183
165	Tempur-Pedic International, Inc. †	8,003
90	Whirlpool Corp.	10,285
		24,471
Household Products (1.4%)
225	Clorox Co.	19,406
240	Colgate-Palmolive Co.	28,658
225	Kimberly-Clark Corp.	23,218
1,095	Procter & Gamble Co.	84,064
		155,346
Independent Power Producers & Energy Traders (0.1%)
360	NRG Energy, Inc.	10,033
Industrial Conglomerates (1.6%)
345	3M Co.	36,125
360	Danaher Corp.	21,938
5,130	General Electric Co.	114,349
300	Tyco International, Ltd.	9,636
		182,048

Share Amount		Market Value

Common Stocks (continued)
Insurance (2.6%)
240	ACE, Ltd.	$21,394
300	AFLAC, Inc.	16,332
330	Allstate Corp.	16,256
420	American International Group, Inc. †	17,396
870	Berkshire Hathaway, Inc., Class B †	92,497
585	eHealth, Inc. †	12,250
405	Hartford Financial Services Group, Inc.	11,376
255	Lincoln National Corp.	8,673
465	Marsh & McLennan Cos., Inc.	17,675
345	Prudential Financial, Inc.	20,845
555	Safety Insurance Group, Inc.	27,566
210	The Chubb Corp.	18,495
255	The Travelers Cos., Inc.	21,780
		302,535
Internet & Catalog Retail (1.0%)
165	Amazon.com, Inc. †	41,878
90	Expedia, Inc.	5,026
765	IAC/InterActiveCorp	36,009
30	Netflix, Inc. †	6,482
30	Priceline.com, Inc. †	20,880
		110,275
Internet Software & Services (2.7%)
165	Akamai Technologies, Inc. †	7,245
2,520	eBay, Inc. †	132,023
45	Equinix, Inc. †	9,635
143	Google, Inc., Class A †	117,914
90	Rackspace Hosting, Inc. †	4,338
690	XO Group, Inc. †	7,769
795	Yahoo!, Inc. †	19,660
		298,584
IT Services (6.4%)
830	Accenture PLC, Class A	67,595
225	Alliance Data Systems Corp. †	38,648
315	Automatic Data Processing, Inc.	21,212
195	Cognizant Technology Solutions Corp. †	12,636
1,125	Fiserv, Inc. †	102,499
1,830	Gartner Group, Inc. †	105,866
510	Heartland Payment Systems, Inc.	16,774
495	International Business Machines Corp.	100,257
165	MasterCard, Inc., Class A	91,233
450	Paychex, Inc.	16,385
81	Teradata Corp. †	4,137
765	Visa, Inc., Class A	128,871
		706,113
Life Sciences Tools & Services (1.1%)
255	Agilent Technologies, Inc.	10,567
180	Covance, Inc. †	13,421
300	Life Technologies Corp. †	22,107
997	Thermo Fisher Scientific, Inc.	80,438
		126,533

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Share Amount		Market Value

Common Stocks (continued)
Machinery (1.6%)
345	Caterpillar, Inc.	$29,212
150	Cummins, Inc.	15,959
270	Deere & Co.	24,111
383	Eaton Corp. PLC	23,520
300	Illinois Tool Works, Inc.	19,368
225	Ingersoll-Rand PLC	12,105
120	Joy Global, Inc.	6,782
120	Lincoln Electric Holdings, Inc.	6,331
75	Oshkosh Truck Corp. †	2,945
285	PACCAR, Inc.	14,187
150	Parker Hannifin Corp.	13,286
67	Pentair, Ltd.	3,641
135	Stanley Black & Decker, Inc.	10,099
		181,546
Media (2.6%)
390	CBS Corp., Class B	17,854
1,260	Comcast Corp., Class A	52,038
390	DIRECTV †	22,058
180	Discovery Communications, Inc., Class A †	14,188
240	McGraw-Hill Cos., Inc.	12,986
1,140	News Corp., Class A	35,306
405	The Interpublic Group of Cos., Inc.	5,605
195	Time Warner Cable, Inc.	18,309
510	Time Warner, Inc.	30,488
315	Viacom, Inc., Class B	20,157
855	Walt Disney Co.	53,727
		282,716
Metals & Mining (0.5%)
750	Alcoa, Inc.	6,375
120	Allegheny Technologies, Inc.	3,238
105	Cliffs Natural Resources, Inc.	2,241
465	Freeport-McMoRan Copper & Gold, Inc.	14,150
210	Newmont Mining Corp.	6,804
255	Nucor Corp.	11,123
240	Olympic Steel, Inc.	4,800
90	Reliance Steel & Aluminum Co.	5,856
45	Royal Gold, Inc.	2,501
180	United States Steel Corp.	3,204
		60,292
Multiline Retail (0.4%)
120	Dollar Tree, Inc. †	5,707
105	Family Dollar Stores, Inc.	6,444
255	Macy’s, Inc.	11,373
360	Target Corp.	25,402
		48,926
Multi-Utilities (0.1%)
195	Sempra Energy	16,156
Office Electronics (0.1%)
1,125	Xerox Corp.	9,653

Share Amount		Market Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (5.5%)
270	Anadarko Petroleum Corp.	$22,885
210	Apache Corp.	15,515
210	Cabot Oil & Gas Corp.	14,291
405	Chesapeake Energy Corp.	7,914
870	Chevron Corp.	106,148
600	ConocoPhillips	36,270
195	CONSOL Energy, Inc.	6,560
300	Denbury Resources, Inc. †	5,367
225	Devon Energy Corp.	12,389
51	Energy Transfer Partners	2,539
150	EOG Resources, Inc.	18,174
2,115	Exxon Mobil Corp.	188,213
195	Hess Corp.	14,075
180	HollyFrontier Corp.	8,901
390	Marathon Oil Corp.	12,741
195	Marathon Petroleum Corp.	15,280
165	Murphy Oil Corp.	10,245
120	Noble Energy, Inc.	13,595
375	Occidental Petroleum Corp.	33,473
210	Peabody Energy Corp.	4,213
90	Pioneer Natural Resources Co.	11,001
105	Plains Exploration & Production Co. †	4,746
180	QEP Resources, Inc.	5,168
165	Range Resources Corp.	12,131
255	Southwestern Energy Co. †	9,542
360	The Williams Cos., Inc.	13,727
345	Valero Energy Corp.	13,910
		619,013
Paper & Forest Products (0.2%)
330	Clearwater Paper Corp. †	15,186
225	International Paper Co.	10,571
		25,757
Personal Products (0.2%)
345	Avon Products, Inc.	7,990
135	The Estee Lauder Cos., Inc., Class A	9,362
		17,352
Pharmaceuticals (9.5%)
2,100	Abbott Laboratories	77,532
2,100	AbbVie, Inc.	96,705
495	Actavis, Inc. †	52,336
840	Allergan, Inc.	95,382
858	Bristol-Myers Squibb Co.	34,080
1,110	Eli Lilly & Co.	61,472
401	Express Scripts Holding Co. †	23,807
135	Hospira, Inc. †	4,471
1,455	Johnson & Johnson	124,009
1,357	Merck & Co., Inc.	63,779
360	Mylan Laboratories, Inc. †	10,480
10,155	Pfizer, Inc.	295,205
1,802	Salix Pharmaceuticals, Ltd. †	94,227
135	Vertex Pharmaceuticals, Inc. †	10,371
		1,043,856

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Share Amount		Market Value

Common Stocks (continued)
Pipelines (0.1%)
300	Kinder Morgan, Inc.	$11,730
Real Estate Investment Trusts (REITs) (1.8%)
810	Apartment Investment and Management Co., Class A	25,198
300	HCP, Inc.	15,990
570	Host Hotels & Resorts, Inc.	10,414
510	Potlatch Corp.	24,149
330	Prologis, Inc.	13,844
90	Public Storage, Inc.	14,850
165	Simon Property Group, Inc.	29,381
120	SL Green Realty Corp.	10,884
945	Urstadt Biddle Properties, Class A	21,045
180	Vornado Realty Trust	15,761
450	Weyerhaeuser Co.	13,730
		195,246
Real Estate Management & Development (0.1%)
315	CBRE Group, Inc., Class A †	7,630
60	Jones Lang LaSalle, Inc.	5,941
		13,571
Road & Rail (0.7%)
660	CSX Corp.	16,229
90	Kansas City Southern Industries, Inc.	9,816
240	Norfolk Southern Corp.	18,581
225	Union Pacific Corp.	33,292
		77,918
Semiconductors & Semiconductor Equipment (2.2%)
300	Altera Corp.	9,603
150	Cree, Inc. †	8,486
3,030	Exar Corp. †	32,663
525	FEI Co.	33,537
2,355	Intel Corp.	56,401
480	Lam Research Corp. †	22,186
795	Micron Technology, Inc. †	7,489
750	Monolithic Power Systems, Inc.	18,090
540	NVIDIA Corp.	7,436
915	Supertex, Inc.	19,288
675	Texas Instruments, Inc.	24,442
		239,621
Software (4.6%)
345	Adobe Systems, Inc. †	15,553
210	Autodesk, Inc. †	8,270
165	BMC Software, Inc. †	7,504
660	Citrix Systems, Inc. †	41,032
360	Electronic Arts, Inc. †	6,340
1,245	Intuit, Inc.	74,252
1,815	Jack Henry & Associates, Inc.	84,215
570	MetLife, Inc.	22,224
3,405	Microsoft Corp.	112,705
1,725	Monotype Imaging Holdings, Inc.	40,003
1,725	Oracle Corp.	56,546
100	Red Hat, Inc. †	4,793
255	Rovi Corp. †	5,964

Share Amount		Market Value

Common Stocks (continued)
Software (continued)
360	Salesforce.com, Inc. †	$14,800
345	Tyler Technologies, Inc. †	21,818
		516,019
Specialty Retail (1.9%)
120	Abercrombie & Fitch Co., Class A	5,947
90	Advance Auto Parts, Inc.	7,549
240	American Eagle Outfitters, Inc.	4,668
330	Ann, Inc. †	9,748
150	Bed Bath & Beyond, Inc. †	10,320
225	Best Buy Co., Inc.	5,848
135	Foot Locker, Inc.	4,707
165	L Brands, Inc.	8,318
645	Lowe’s Cos., Inc.	24,781
690	OfficeMax, Inc.	7,942
75	O’Reilly Automotive, Inc. †	8,049
75	PetSmart, Inc.	5,118
135	Ross Stores, Inc.	8,919
60	Sherwin-Williams Co.	10,987
300	The Cato Corp., Class A	7,203
225	The Gap, Inc.	8,548
750	The Home Depot, Inc.	55,012
360	TJX Cos., Inc.	17,557
45	Tractor Supply Co.	4,823
		216,044
Textiles, Apparel & Luxury Goods (0.5%)
150	Coach, Inc.	8,829
75	Fossil, Inc. †	7,359
360	NIKE, Inc., Class B	22,895
75	Ralph Lauren Corp.	13,619
45	V.F. Corp.	8,020
		60,722
Tobacco (1.1%)
1,095	Altria Group, Inc.	39,978
225	Lorillard, Inc.	9,650
810	Philip Morris International, Inc.	77,429
		127,057
Trading Companies & Distributors (0.1%)
165	Fastenal Co.	8,093
30	W.W. Grainger, Inc.	7,394
		15,487
Water Utilities (0.4%)
840	American States Water Co.	46,603
Wireless Telecommunication Services (0.3%)
225	American Tower Corp.	18,898
1,605	Sprint Nextel Corp. †	11,315
		30,213
Total Common Stocks (cost $9,445,749)		10,722,567

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Share Amount	Market Value

Total Investments (96.5%) (cost $9,445,749)	$10,722,567
Other Assets less Liabilities (3.5%)	390,268
Net Assets (100.0%)	$11,112,835

†	Non-income producing security

Portfolio of Investments Summary Table (Unaudited)

Percentage of Market Value
Aerospace & Defense	1.5%
Air Freight & Logistics	0.6%
Airlines	0.1%
Auto Components	0.1%
Automobiles	0.4%
Beverages	1.5%
Biotechnology	3.0%
Building Products	0.1%
Capital Markets	1.9%
Chemicals	1.6%
Commercial Banks	1.8%
Commercial Services & Supplies	0.8%
Communications Equipment	2.2%
Computers & Peripherals	4.0%
Construction & Engineering	0.2%
Consumer Finance	0.7%
Containers & Packaging	0.2%
Diversified Consumer Services	0.1%
Diversified Financial Services	2.4%
Diversified Telecommunication Services	1.9%
Electric Utilities	1.5%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	1.6%
Energy Equipment & Services	1.0%
Food & Staples Retailing	1.7%
Food Products	1.3%
Gas Utilities	0.2%
Health Care	1.4%
Health Care Equipment & Supplies	5.9%
Health Care Providers & Services	4.5%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	1.3%
Household Durables	0.2%
Household Products	1.4%
Independent Power Producers & Energy Traders	0.1%
Industrial Conglomerates	1.7%

See notes to Financial Statements.

Annual Shareholder Report

Huntington US Equity Rotation Strategy ETF	(Continued)

Portfolio of Investments Summary Table (Unaudited)

Percentage of Market Value
Insurance	2.8%
Internet & Catalog Retail	1.0%
Internet Software & Services	2.8%
IT Services	6.6%
Life Sciences Tools & Services	1.2%
Machinery	1.7%
Media	2.6%
Metals & Mining	0.6%
Multiline Retail	0.5%
Multi-Utilities	0.2%
Office Electronics	0.1%
Oil, Gas & Consumable Fuels	5.8%
Paper & Forest Products	0.2%
Personal Products	0.2%
Pharmaceuticals	9.7%
Pipelines	0.1%
Real Estate Investment Trusts (REITs)	1.8%
Real Estate Management & Development	0.1%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	2.2%
Software	4.8%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	1.2%
Trading Companies & Distributors	0.1%
Water Utilities	0.4%
Wireless Telecommunication Services	0.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the preceding Portfolio of Investments which are computed using the Fund’s total net assets.

See notes to Financial Statements.

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	April 30, 2013

Schedule of Portfolio Investments

Share Amount		Market Value

Common Stocks (97.6%)
Air Freight & Logistics (0.8%)
1,300	C.H. Robinson Worldwide, Inc.	$77,207
Auto Components (3.3%)
4,069	BorgWarner, Inc. †	318,074
Automobiles (1.1%)
8,036	Ford Motor Co.	110,174
Biotechnology (2.3%)
585	Biogen Idec, Inc. †	128,074
1,825	Gilead Sciences, Inc. †	92,418
		220,492
Capital Markets (2.0%)
2,665	T. Rowe Price Group, Inc.	193,212
Chemicals (3.0%)
2,262	Ecolab, Inc.	191,411
1,180	Sigma-Aldrich Corp.	92,854
		284,265
Commercial Services & Supplies (0.7%)
2,457	TETRA Tech, Inc. †	64,595
Communications Equipment (3.5%)
5,438	Qualcomm, Inc.	335,090
Computers & Peripherals (3.6%)
671	Apple Computer, Inc.	297,085
2,873	Fusion-io, Inc. †	53,955
		351,040
Construction & Engineering (4.3%)
9,373	MasTec, Inc. †	260,570
5,759	Quanta Services, Inc. †	158,257
		418,827
Containers & Packaging (0.9%)
2,008	Ball Corp.	88,593
Distributors (2.2%)
8,870	LKQ Corp. †	213,590
Electric Utilities (2.5%)
3,029	NextEra Energy, Inc.	248,469
Electrical Equipment (3.3%)
3,783	Emerson Electric Co.	209,994
3,289	General Cable Corp. †	113,405
		323,399
Food & Staples Retailing (7.7%)
2,184	Costco Wholesale Corp.	236,811
1,635	CVS Caremark Corp.	95,124
4,654	Whole Foods Market, Inc.	411,042
		742,977
Food Products (8.5%)
10,075	Darling International, Inc. †	186,488

Share Amount		Market Value

Common Stocks (continued)
Food Products (continued)
2,158	McCormick & Co., Inc.	$155,247
7,433	The Hain Celestial Group, Inc. †	485,002
		826,737
Gas Utilities (2.5%)
9,529	Questar Corp.	241,941
Health Care Equipment & Supplies (2.6%)
1,807	Becton, Dickinson & Co.	170,400
1,235	Varian Medical Systems, Inc. †	80,448
		250,848
Health Care Providers & Services (0.7%)
1,209	Quest Diagnostics, Inc.	68,103
Hotels, Restaurants & Leisure (4.4%)
468	Chipotle Mexican Grill, Inc. †	169,973
4,212	Starbucks Corp.	256,257
		426,230
Internet Software & Services (6.6%)
10,114	eBay, Inc. †	529,873
130	Google, Inc., Class A †	107,194
		637,067
IT Services (2.4%)
1,906	Accenture PLC, Class A	155,224
1,425	Teradata Corp. †	72,775
		227,999
Machinery (5.7%)
897	Cummins, Inc.	95,432
2,164	Illinois Tool Works, Inc.	139,708
2,145	SPX Corp.	159,824
3,315	Tennant Co.	158,523
		553,487
Media (1.4%)
2,124	Walt Disney Co.	133,472
Multi-Utilities (1.1%)
1,248	Sempra Energy	103,397
Oil, Gas & Consumable Fuels (3.2%)
9,672	Spectra Energy Corp.	304,958
Pharmaceuticals (3.8%)
1,196	Abbott Laboratories	44,156
1,196	AbbVie, Inc.	55,076
3,172	Johnson & Johnson	270,350
		369,582
Real Estate Management & Development (1.8%)
2,600	CBRE Group, Inc., Class A †	62,972
1,079	Jones Lang LaSalle, Inc.	106,843
		169,815

See notes to Financial Statements.

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	(Continued)

Share Amount		Market Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment (6.6%)
3,510	Arm Holdings PLC ADR	$164,092
1,828	Cree, Inc. †	103,410
6,266	Texas Instruments, Inc.	226,891
4,166	Veeco Instruments, Inc. †	158,600
		652,993
Software (1.0%)
1,180	SAP AG ADR	94,223
Textiles, Apparel & Luxury Goods (3.2%)
3,334	NIKE, Inc., Class B	212,043
546	V.F. Corp.	97,308
		309,351

Share Amount		Market Value

Common Stocks (continued)
Trading Companies & Distributors (0.9%)
1,768	Fastenal Co.	$86,720
Total Common Stocks (cost $8,143,747)		9,446,927
Total Investments (97.6%) (cost $8,143,747)		9,446,927
Other Assets less Liabilities (2.4%)		232,003
Net Assets (100.0%)		$9,678,930

†	Non-income producing security

ADR     American Depositary Receipt

Portfolio of Investments Summary Table (Unaudited)

Percentage of Market Value
Air Freight & Logistics	0.8%
Auto Components	3.4%
Automobiles	1.2%
Biotechnology	2.3%
Capital Markets	2.0%
Chemicals	3.0%
Commercial Services & Supplies	0.7%
Communications Equipment	3.5%
Computers & Peripherals	3.7%
Construction & Engineering	4.4%
Containers & Packaging	0.9%
Distributors	2.3%
Electric Utilities	2.6%
Electrical Equipment	3.4%
Food & Staples Retailing	7.9%
Food Products	8.8%
Gas Utilities	2.6%
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	0.7%
Hotels, Restaurants & Leisure	4.4%
Internet Software & Services	6.8%
IT Services	2.4%
Machinery	5.9%
Media	1.4%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	3.2%

See notes to Financial Statements.

Annual Shareholder Report

Huntington EcoLogical Strategy ETF	(Continued)

Portfolio of Investments Summary Table	(Unaudited)

Percentage of Market Value
Pharmaceuticals	3.9%
Real Estate Management & Development	1.8%
Semiconductors & Semiconductor Equipment	7.0%
Software	1.0%
Textiles, Apparel & Luxury Goods	3.3%
Trading Companies & Distributors	0.9%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2013, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the preceding Portfolio of Investments which are computed using the Fund’s total net assets.

See notes to Financial Statements.

Annual Shareholder Report

Statements of Assets and Liabilities

April 30, 2013

	Huntington US Equity Rotation Strategy ETF	Huntington EcoLogical Strategy ETF
Assets:
Investments, at value (Cost $9,445,749 and $8,143,747)	$10,722,567	$9,446,927
Cash	282,848	104,263
Deferred Offering Costs	8,305	4,803
Dividends receivable	8,103	5,082
Reclaims receivable	18	—
Receivable from Advisor	139,591	147,611
Prepaid expenses	2,511	4,474
Total Assets	11,163,943	9,713,160
Liabilities:
Accrued offering costs	8,305	4,803
Accrued expenses:
Administration	4,410	3,808
Fund accounting	133	363
Custodian	8,664	393
Legal and audit fees	16,354	16,447
Trustee	51	—
Printing	3,431	2,967
Other	9,760	5,449
Total Liabilities	51,108	34,230
Net Assets	$11,112,835	$9,678,930

Net Assets consist of:
Capital	$9,868,512	$8,358,406
Accumulated net investment income	17,173	5,450
Accumulated net realized gains (losses) on investments	(49,668)	11,894
Net unrealized appreciation (losses) on investments	1,276,818	1,303,180
Net Assets	$11,112,835	$9,678,930

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	375,001	328,999
Net Asset Value (offering and redemption price per share):	$29.63	$29.42

See notes to Financial Statements.

Annual Shareholder Report

Statements of Operations

For the period ended April 30, 2013

	Huntington US Equity Rotation Strategy ETF	Huntington EcoLogical Strategy ETF
	For the period July 23, 2012(a) through April 30, 2013	For the period June 18, 2012(a) through April 30, 2013
Investment Income:
Dividend income	$103,201	$106,265
Total Investment Income	103,201	106,265
Expenses:
Advisory fees	34,880	40,107
Administration fees	36,463	45,047
Fund accounting fees	7,793	3,485
Custodian fees	28,984	3,150
Trustee fees	4,281	7,719
Compliance services fees	688	757
Legal and audit fees	48,005	72,820
Printing fees	11,092	17,445
Amortization of deferred offering fees	28,219	31,721
Administrative support fees	13,509	16,202
Insurance fees	2,345	2,387
Exchange listing fees	20,788	21,507
Other fees	21,157	20,875
Total Expenses before fee reductions	258,204	283,222
Expenses contractually waived by the Advisor	(174,470)	(187,718)
Reimbursement of offering costs by Advisor	(28,219)	(31,721)
Total Net Expenses	55,515	63,783
Net Investment Income	47,686	42,482
Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	(49,907)	11,894
Net realized gains (losses) on in-kind redemptions of investments	56,184	(9,242)
Change in unrealized appreciation/depreciation on investments	1,276,818	1,303,180
Net Realized and Unrealized Gains (Losses) on Investments	1,283,095	1,305,832
Change in Net Assets Resulting From Operations	$1,330,781	$1,348,314

(a)	Commencement of operations.

See notes to Financial Statements.

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington US Equity Rotation Strategy ETF	Huntington EcoLogical Strategy ETF
	For the period July 23, 2012(a) through April 30, 2013	For the period June 18, 2012(a) through April 30, 2013
From Investment Activities:
Operations:
Net investment income	$47,686	$42,482
Net realized gains on investments	6,277	2,652
Change in unrealized appreciation/depreciation on investments	1,276,818	1,303,180
Change in net assets resulting from operations	1,330,781	1,348,314
Distributions:
From net investment income	(33,261)	(40,615)
Change in net assets from distributions	(33,261)	(40,615)
Change in net assets from capital transactions	9,815,290	8,271,256
Change in net assets	11,112,810	9,578,955
Net Assets:
Beginning of period	25	99,975
End of period	$11,112,835	$9,678,930

Accumulated net investment income	$17,173	$5,450

Capital Transactions:
Proceeds from shares issued	$11,111,003	$8,885,192
Cost of shares redeemed	(1,295,713)	(613,936)
Change in net assets resulting from capital transactions	$9,815,290	$8,271,256

Share Transactions:
Issued	425,000	350,000
Redeemed	(50,000)	(25,000)
Change in shares	375,000	325,000

(a)	Commencement of operations.

See notes to Financial Statements.

Annual Shareholder Report

Financial Highlights FOR THE PERIODS INDICATED

Huntington Strategy Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment activities	Net Investment income	Total distributions	Net Asset Value, end of period	Total return(a)(b)
Huntington US Equity Rotation Strategy ETF
July 23, 2012(e) through April 30, 2013	$25.00	0.17	4.59	4.76	(0.13)	(0.13)	$29.63	19.11%
Huntington EcoLogical Strategy ETF
June 18, 2012(e) through April 30, 2013	$25.00	0.13	4.42	4.55	(0.13)	(0.13)	$29.42	18.27%
(a)	Not annualized for periods less than one year.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(d)	Annualized for periods less than one year.
(e)	Commencement of operations.

See notes to Financial Statements.

Annual Shareholder Report

Total return at market(a)(c)	Ratio of Net Expenses to Average Net Assets(d)(e)	Ratio of Gross Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Net Assets at end of period (000’s)	Portfolio turnover(a)

19.19%	0.95%	4.42%	0.82%	$11,113	13%

18.47%	0.95%	4.21%	0.63%	$9,679	16%

Annual Shareholder Report

Notes to Financial Statements

April 30, 2013

1.	Organization

The Huntington Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its shares in two separate series: Huntington US Equity Rotation Strategy ETF (the “US Equity Rotation ETF”) and Huntington EcoLogical Strategy ETF (the “EcoLogical Strategy ETF”) (individually referred to as a “Fund,” or collectively as the “Funds.”). Each Fund is an actively managed exchange-traded fund. The investment objective of both Funds is to seek capital appreciation, and the Funds do not seek to replicate a specified index. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of each of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds’ would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal, and Foreign Bonds and U.S. Government and Agency Securities) are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Annual Shareholder Report

In addition to the inputs discussed above for fixed income securities, asset backed securities are valued using new issue data, monthly payment information and collateral performance and are typically categorized as Level 2 in the fair value hierarchy.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

Shares of mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2013, while the breakdown, by category, of common stocks is disclosed in the Schedule of Investments for each Fund.

	LEVEL 1	Total Investments
US Equity Rotation ETF
Common Stocks(1)	$10,722,567	$10,722,567

Total Investments	$10,722,567	$10,722,567

EcoLogical Strategy ETF
Common Stocks(1)	$9,446,927	$9,446,927

Total Investments	$9,446,927	$9,446,927

(1)	Please see Schedule of Investments for industry classifications.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2, or 3 as of April 30, 2013. As of April 30, 2013, no securities were categorized as Level 2 or Level 3.

B.	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

D.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts,

Annual Shareholder Report

Notes to Financial Statements (Continued)

capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

E.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

3.	Investment Advisory Fee and Other Transactions with Affiliates

A.	Investment Advisory Fees

Huntington Asset Advisors, Inc. (the “Advisor”), a wholly owned subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ Investment Advisor. The Advisor receives a fee for its services, computed daily and paid monthly, of 0.60% of each Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or reimburse each Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% of the Funds’ average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2013. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

As of April 30, 2013, the Adviser may recoup amounts from the Funds as follows:

	Expires 04/30/16	Total
US Equity Rotation ETF	$202,689	$202,689
EcoLogical Strategy ETF	219,439	219,439

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission; (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which includes the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee.

Pursuant to an Exchange-Traded Fund Services Agreement with the Trust, Huntington Asset Services, Inc. (“HASI”) maintains the corporate records of the Trust, including minutes of meetings of the Board, and provides administrative support services in connection with updates to the Trust’s registration statement. HASI is a wholly-owned subsidiary of Huntington Bancshares Incorporated. Under the agreement, the Trust will pay HASI a fee of $60,000 for services during the first year, and $70,000 for services during each of the second and third years. Prior to November 1, 2012, HASI was paid a fee at the rate of $20,000 for services during the first year, and $30,000 for services during each of the second and third years.

C.	Distribution and Shareholder Services Fees

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). This Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the plan.

D.	Custodian Fees

Citibank, N.A (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds the Fund’s cash and securities, settles each Fund’s securities transactions and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

E.	Compliance Services

The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays an annual fee up to $2,000.

Annual Shareholder Report

G.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

4.	Organization and Offering Costs

All Costs incurred by the Trust in connection with the organization of the Trust were paid by the Advisor. The organization costs are not subject to recoupment by the Advisor in subsequent fiscal periods.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and are being amortized on a straight-line basis over the first twelve months of each Fund’s operations.

5.	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period ended April 30, 2013 were as follows:

	Purchases	Sales
US Equity Rotation ETF	$816,115	$835,968
EcoLogical Strategy ETF	1,284,556	1,143,459

Purchases and sales of in-kind transactions for the period ended April 30, 2013 were as follows:

	Purchases	Sales
US Equity Rotation ETF	$10,708,886	$1,249,282
EcoLogical Strategy ETF	8,589,626	589,628

6.	Capital Share Transactions

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the period ended April 30, 2013, the Funds delivered securities in exchange for the redemption of capital shares (redemptions-in-kind). Securities and cash were transferred in exchange for capital share redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each redemption-in-kind transaction.

For the period ended April 30, 2013, the fair value of securities transferred for redemptions-in-kind and the net realized gains and losses recorded in connection with the transactions were as follows:

	Fair Value	Net Realized Gains/(Losses)
US Equity Rotation ETF	$1,249,282	$56,184
EcoLogical Strategy ETF	589,628	(9,242)

In addition, during the period ended April 30, 2013, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind). For the period ended April 30, 2013, the fair value of securities received for subscriptions were as follows:

	Fair Value	Net Realized Gains/(Losses)
US Equity Rotation ETF	$10,708,886	$—
EcoLogical Strategy ETF	8,589,626	—

7.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

Annual Shareholder Report

Notes to Financial Statements (Continued)

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
US Equity Rotation ETF	$9,445,571	$1,409,279	$(132,283)	$1,276,996
EcoLogical Strategy ETF	8,143,747	1,477,074	(173,894)	1,303,180

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the difference between book and tax amortization methods for acquisition premium and market discount.

The tax character of distributions paid during the fiscal year ended April 30, 2013 was as follows:

	Distributions paid from
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
US Equity Rotation ETF	$33,261	$33,261	$33,261
EcoLogical Strategy ETF	40,615	40,615	40,615

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
US Equity Rotation ETF	$16,994	$16,994	$(49,668)	$1,276,996	$1,244,322
EcoLogical Strategy ETF	17,344	17,344	—	1,303,180	1,320,524

Under current tax law, capital losses realized after October 31 of a Funds's fiscal period may be deferred and treated as occuring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending April 30, 2014:

Post-October Loss
US Equity Rotation ETF	$49,668

8.	Investment Risks

ETF	Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following additional risks: (1) the market price of a Fund’s shares may trade above or below their NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Ecological	Investment Risk

The EcoLogical Strategy ETF’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s ecological investment criteria may result in the EcoLogical Strategy ETF investing in industry sectors that are not performing as well as others.

9.	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these Financial Statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the Financial Statements as of April 30, 2013.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Strategy Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Huntington Strategy Shares (the “Funds”) comprised of the EcoLogical Strategy Fund and U.S. Equity Rotation Strategy Fund as of April 30, 2013, and the related statements of operations, changes in net assets, and financial highlights for the periods June 18, 2012 and July 23, 2012, respectively, (commencement of operations) through April 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EcoLogical Strategy Fund and U.S. Equity Rotation Strategy Fund as of April 30, 2013, the results of their operations, changes in their net assets, and financial highlights for the periods June 18, 2012 and July 23, 2012, respectively, (commencement of operations) through April 30, 2013, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 27, 2013

Annual Shareholder Report

Additional Information	(Unaudited)

April 30, 2013

Additional Federal Income Tax Information

For the fiscal year ended April 30, 2013, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
US Equity Rotation ETF	100%
EcoLogical Strategy ETF	100%

For the fiscal year ended April 30, 2013, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended April 30, 2013, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
US Equity Rotation ETF	100%
EcoLogical Strategy ETF	100%

Premium/Discount Information

The charts below present information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

US Equity Rotation ETF

Period from July 23, 2012 through April 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	—	—%
Greater than 1.5% and Less than 2.0%	—	—
Greater than 1.0% and Less than 1.5%	1	0.51
Greater than 0.5% and Less than 1.0%	—	—
Between 0.5% and -0.5%	194	99.49
Less than -0.5% and Greater than -1.0%	—	—
Less than -1.0% and Greater than -1.5%	—	—
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	—	—

	195	100.00%

Annual Shareholder Report

EcoLogical Strategy ETF

Period from June 18, 2012 through April 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	6	2.73%
Greater than 1.5% and Less than 2.0%	2	0.91
Greater than 1.0% and Less than 1.5%	7	3.18
Greater than 0.5% and Less than 1.0%	2	0.91
Between 0.5% and -0.5%	200	90.91
Less than -0.5% and Greater than -1.0%	2	0.91
Less than -1.0% and Greater than -1.5%	1	0.45
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	—	—

	220	100.00%

Annual Shareholder Report

Trustees

The following tables provide information about Independent Trustees, Interested Trustees, and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee and executive officer is provided below and includes each person’s name, address, age (as of the date of this SAI), present position(s) held with the Trust, principal occupations for the past five years and, in the case of a Trustee, the total compensation received for serving as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Huntington Strategy Shares, 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and Officer also serves in the same capacity for The Huntington Funds, another open-end investment company whose series are managed by the Advisor. Collectively, Huntington Strategy Shares and The Huntington Funds comprise the “Huntington Complex” which is comprised of 35 separate series.

Independent Trustees Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield* Age: 58 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: September 2010	Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present). Other Directorships Held: Board Member, The Huntington Funds.
Eddie R. Munson Age: 62 TRUSTEE Began Serving: September 2010

Principal Occupation(s): Retired (September 2006 to present).

Other Directorships Held: Board Member, The Huntington Funds; Board Member, Bearingpoint (2006 to 2008); Board Member, United American Healthcare (September 2006 to June 2008); Board Member, Caraco (June 2011 to December 2011).

David S. Schoedinger Age: 70 TRUSTEE Began serving: September 2010

Principal Occupation(s): Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Funds.

Mark D. Shary Age: 53 TRUSTEE Began serving: September 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Other Directorships Held: Board Member, The Huntington Funds; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit).

William H. Zimmer, III Age: 59 TRUSTEE Began Serving: September 2010

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing).

Other Directorships Held: Board Member, The Huntington Funds.

*	Thomas J. Westerfield became Chairman of the Trust on February 14, 2013.

Annual Shareholder Report

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 41 South High Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); Executive Vice President, the Huntington National Bank (March 2012 to present); President, the Huntington Funds (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012).

R. Jeffrey Young

Age: 48

CHIEF EXECUTIVE OFFICER,

ANTI-MONEY LAUNDERING OFFICER and

CHIEF COMPLIANCE OFFICER

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Began Serving: February 2010 as CEO and March 2013 as CCO and AML Officer

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Chief Executive Officer, the Huntington Funds (November 2010 to present).

Previous Position(s): Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, WealthStone (2007 to 2009).

Robert W. Silva Age: 46 TREASURER 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 Began Serving: November 2010

Principal Occupation(s): Senior Vice President, Financial Administration, HASI (September 2010 to present); Treasurer, Dreman Contrarian Funds (March 2011 to February 2013); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Treasurer, The Huntington Funds (November 2010 to present).

Previous Position(s): Senior Vice President, Citi Fund Services, Ohio, Inc. (September 2007 to September 2010).

Jay S. Fitton Age: 43 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, the Huntington Funds (February 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.huntingtonstrategyshares.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonstrategyshares.com by selecting “Form N-Q”.

Huntington Asset Advisors, Inc., a wholly-owned subsidiary of The Huntington National Bank is the Investment Advisor of The Huntington Strategy Shares. Huntington Asset Services, Inc. maintains corporate records of the Funds, and is affiliated with Huntington Bancshares. Citi Fund Services Ohio, Inc. provides Administration, Transfer Agency and Accounting services to the Funds, while an affiliate, Citibank, N.A. is the Custodian to the Funds. SEI Investments Distribution Co is the principal underwriter and distributor of each Fund’s shares.

Exchange Traded Funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in Exchange Traded Funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 446698102	Cusip 446698201

Huntington Funds Shareholder Services: 1-855-477-3837	27057 02/13

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of
Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $26,590

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $7,000

Fees for 2013 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.	Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.	General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.	Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.	the scope of the proposed tax service,

b.	the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.	Pre-approvals will be granted for a period of no more than one year.

IV.	Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.	Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.	Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted February 14, 2013

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2013 - 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0%.(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $7,000 in 2013, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Eddie R. Munson, David S. Schoedinger, Mark D. Shary (Chairman), William H. Zimmer, III and Thomas J. Westerfield.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Huntington Strategy Shares

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date July 1, 2013

By (Signature and Title)	/s/ Robert Silva
Robert Silva, Treasurer

Date July 3, 2013